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                                                                    Exhibit 23.a

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Prospectus included in this Registration Statement on Form S-3 of our report dated February 16, 2000, relating to the financial statements and financial statement schedule of Masco Corporation, which appears in Masco Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.


PRICEWATERHOUSECOOPERS, LLP

Detroit, Michigan
June 26, 2000